Exhibit 10.1

AMENDMENT NO. 3 TO

CREDIT AND GUARANTY AGREEMENT

AMENDMENT NO. 3 TO CREDIT AND GUARANTY AGREEMENT (the “Amendment”) dated as of March 4, 2010, is among AboveNet, Inc., a Delaware corporation, AboveNet Communications, Inc., a Delaware corporation, AboveNet of Utah, LLC, a Delaware limited liability company, AboveNet of VA, LLC, a Virginia limited liability company, and AboveNet International Inc., a Delaware corporation, (hereinafter the “Borrowers”), the Lenders from time to time parties thereto, Societe Generale, as administrative agent (the “Administrative Agent”), and CIT Lending Services Corporation, as documentation agent (the “Documentation Agent”) (the Administrative Agent and the Documentation Agent together, the “Agents”).

WHEREAS, the Borrowers, the Agents and the Lenders are parties to that certain Credit and Guaranty Agreement dated as of February 29, 2008 as amended by Waiver and Amendment No. 1 to the Credit and Guaranty Agreement dated as of September 22, 2008 and as further amended by Amendment No. 2 to the Credit and Guaranty Agreement dated as of June 29, 2009 (as so amended, and as the same may be hereafter further amended, modified, supplemented or restated from time to time, the “Credit Agreement;” undefined capitalized terms used herein shall have the meanings assigned thereto in the Credit Agreement), pursuant to which the Lenders have agreed to make certain “Loans” and other financial accommodations to the Borrowers;

WHEREAS, the Borrowers have requested that the Agents and the Lenders amend the Credit Agreement in the manner set forth herein in order to amend the principal payment schedule with respect to the repayment of each Delayed Draw Loan, and the Agents and the Lenders have agreed to such request; and

WHEREAS, the Lenders and the Borrowers are entering into this Amendment pursuant to Section 12.01 of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Agents and the Lenders agree as follows:

1. Repayment of Loans.  Section 2.07(b)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(ii)           of each Delayed Draw Loan, prior to the Maturity Date, on each Principal Payment Date commencing on the first Principal Payment Date, being March 31, 2010 and through the last Principal Payment Date corresponding to the year 2012, and on the Maturity Date in the amount set forth in the table below, before giving effect to any prepayments in respect of the Delayed Draw Term Loan made pursuant to Section 2.05:

Principal Payment Date	Delayed Draw Loan Principal Amortization
March 31, 2010	$810,000
June 30, 2010	$810,000
September 30, 2010	$810,000
December 31, 2010	$810,000
March 31, 2011	$810,000
June 30, 2011	$810,000
September 30, 2011	$810,000
December 31, 2011	$810,000
March 31, 2012	$810,000
June 30, 2012	$1,080,000
September 30, 2012	$1,080,000
December 31, 2012	$1,080,000
On the Maturity Date	The amount equal to the unpaid balance of the Delayed Draw Loans then outstanding.

2. Amendment. Effective as of the date first above written and subject to Section 3 hereof and the execution of this Amendment by the parties hereto, the Credit Agreement shall be and is hereby amended on the terms set forth in Section 1 hereof.

3. Conditions Precedent.  This Amendment shall become effective as of the date above written, if, and only if the Administrative Agent has received

(a) duly executed originals of this Amendment from the Borrowers, the Lenders and the Agents; and

(b)  all fees and amounts due and payable on or prior to the effective date of this Agreement, including to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document or related agreement.

4. Representations and Warranties of the Borrowers.  The Borrowers hereby represent and warrant as follows:

(a)           This Amendment, and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

(b)           Upon the effectiveness of this Amendment, the Borrowers hereby reaffirm all representations and warranties made in the Credit Agreement, and to the extent the same are not amended hereby, agree that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

(c)           As of the date hereof, and after giving effect to this Amendment, the Borrowers shall be in compliance with all the terms and provisions set forth in the Credit Agreement, subject to the amendment set forth herein, on its part to be observed or performed, and no Event of Default or Default shall have occurred and be continuing.

2

5. Reference to and Effect on the Credit Agreement.

(a)           Upon the effectiveness of Section 2 hereof each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement shall mean and be a reference to the Credit Agreement as modified hereby.

(b)           The Credit Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c)           Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE OTHER REMAINING TERMS OF THE CREDIT AGREEMENT AND THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

7. Paragraph Headings.  The paragraph headings contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

8. Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3

IN WITNESS WHEREOF. this Amendment has been duly executed as of the day and year first above written.

THE BORROWERS:	AboveNet, Inc., a Delaware corporation

	By:	/s/ Joseph P. Ciavarella
	Name:	Joseph P. Ciavarella
	Title:	SVP and Chief Financial Officer

AboveNet Communications, Inc., a
Delaware corporation

By:	/s/ Joseph P. Ciavarella
Name:	Joseph P. Ciavarella
Title:	SVP and Chief Financial Officer

AboveNet of Utah, LLC,
by AboveNet Communications, Inc.,
its sole member

By:	/s/ Joseph P. Ciavarella
Name:	Joseph P. Ciavarella
Title:	SVP and Chief Financial Officer

AboveNet of VA, LLC,
by AboveNet Communications, Inc.,
its sole member

By:	/s/ Joseph P. Ciavarella
Name:	Joseph P. Ciavarella
Title:	SVP and Chief Financial Officer

AboveNet International, Inc., a Delaware
corporation

By:	/s/ Joseph P. Ciavarella
Name:	Joseph P. Ciavarella
Title:	SVP and Chief Financial Officer

ADMINISTRATIVE AGENT:	SOCIETE GENERALE,
as Administrative Agent

	By:	/s/ Elaine Khalil
	Name:	Elaine Khalil
	Title:	Managing Director

DOCUMENTATION AGENT:	CIT LENDING SERVICES
CORPORATION,
as Documentation Agent

	By:	/s/ Anthony Holland
	Name:	Anthony Holland
	Title:	Vice President

LENDERS:	SOCIETE GENERALE,

	By:	/s/ Elaine Khalil
	Name:	Elaine Khalil
	Title:	Managing Director

CIT LENDING SERVICES CORPORATION

By:	/s/ Anthony Holland
Name:	Anthony Holland
Title:	Vice President

SUNTRUST BANK

By:	/s/ Michael Silverman
Name:	Michael Silverman
Title:	Managing Director